FIRST AMENDMENTTO
CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and dated as of June 14, 2002 by and among COUNTRYWIDE HOME LOANS, INC., a New York corporation (the “Company”), the Lenders signing below, and ROYAL BANK OF CANADA, as the Lead Administrative Agent for the Lenders (in such capacity, the “Lead Administrative Agent”).

RECITALS

        A.    Pursuant to that certain Credit Agreement dated as of February 27, 2002 by and among the Company, the Lenders from time to time party thereto, the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, and the Co-Arrangers (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lenders currently party to the Credit Agreement (the “Existing Lenders”) agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B.    The parties hereto have agreed to amend the Credit Agreement in certain respects, as set forth more particularly below.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

        1.    Extension of Revolving Facility Maturity Date. To reflect the agreement of the Company, the Lead Administrative Agent, and those Lenders signing this Amendment to extend the Revolving Facility Maturity Date, effective as of the Effective Date (as defined in Paragraph 6 below), the definition of the term “Revolving Facility Maturity Date” set forth in the Glossary to the Credit Agreement is hereby amended by deleting the date “June 15, 2002” set forth therein and replacing the same with the date “June 13, 2003.”

        2.    Addition of New Lenders. To reflect the fact that certain financial institutions may desire to become “Lenders” under the Credit Agreement, any financial institution signing below as an “Applicant Financial Institution” (and defined herein as such) shall become a “Lender” under the Credit Agreement as of the Effective Date, and shall be deemed approved by each of the Company and the Lead Administrative Agent pursuant to Paragraph 14(a) of the Credit Agreement, on the following terms and conditions:

                 (a)    Each such Applicant Financial Institution hereby acknowledges and agrees that from and after the Effective Date it will be a "Lender" under the Credit Agreement and the other Credit Documents with all the rights and benefits and with all the obligations of the Lenders thereunder.

                 (b)    On and after the Effective Date, the Maximum Commitment and Swing Line Commitment of each such Applicant Financial Institution shall be consistent with the Commitment Schedule attached hereto as Annex 1 (the "Replacement Commitment Schedule") and, if necessary, each such Applicant Financial Institution hereby agrees to purchase on the Effective Date and to accept the assignment and transfer of a portion of the Maximum Commitments and, as applicable, the Swingline Commitments held by the Existing Lenders consistent with the Replacement Commitment Schedule.

                 (c)    To reflect the addition of each such Applicant Financial Institution as a Lender, the schedule of addresses attached to the Credit Agreement as Annex II shall be replaced by the schedule of addresses attached hereto as Replacement Annex II as of the Effective Date.

                  (d)    The Lead Administrative Agent hereby waives: (i) receipt of any Additional Lender Agreement or Assignment Agreement that would otherwise be required to be executed and delivered by the Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iii) of the Credit Agreement, and (ii) the registration fee of $3,500.00 required to be delivered by each Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iv) of the Credit Agreement.

        3.    Reallocation of Commitments. Notwithstanding whether any Applicant Financial Institution becomes a “Lender” under the Credit Agreement on the Effective Date pursuant to Paragraph 2 above, no later than 12:30 p.m. (Los Angeles time) on the Effective Date, each Lender signing this Amendment (including each Applicant Financial Institution, if any) will pay to the Lead Administrative Agent any amount necessary to cause such Lender’s Primary Percentage Share of Primary Loans outstanding and, as applicable, such Lender’s Swing Line Percentage Share of Swing Loans outstanding to be consistent with the Replacement Commitment Schedule, and the Lead Administrative Agent shall thereupon remit to the Existing Lenders, as applicable, their shares of such funds. Fees and interest accrued on the Obligations to but not including the Effective Date shall be payable to the Existing Lenders in accordance with their respective Primary Percentage Shares and Swing Line Percentage Shares, as appropriate, in effect prior to the Effective Date.

         4.    Agents. Effective as of the Effective Date, the Agents under the Credit Documents shall be as set forth below:

Royal Bank of Canada Lloyds TSB Bank plc BNP Paribas Commerzbank AG New York Branch Credit Lyonnais New York Branch	Lead Administrative Agent; Arranger Co-Administrative Agent; Co-Arranger Syndication Agent; Co-Arranger Co-Documentation Agent; Co-Arranger Co-Documentation Agent; Co-Arranger

        5.    Reaffirmation of Credit Documents. Each of the Company, the Parent, and each Subsidiary Guarantor hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by the Company, the Parent, and each Subsidiary Guarantor of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company, the Parent, or any Subsidiary Guarantor, or the rights of the Lenders, under the Credit Agreement and each other Credit Document or any other document or instrument made or given by the Company, the Parent, or any Subsidiary Guarantor in connection therewith, (b) the term “Obligations” as used in the Credit Documents include, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) except as expressly amended hereby, the Credit Documents remain in full force and effect as written.

         6.    Effective Date. This Amendment shall be effective on and as of June 14, 2002 (the "Effective Date") subject to the delivery to the Lead Administrative Agent of the following:

                  (a)    A copy of this Amendment, duly executed by the parties hereto.

                  (b)    If any of the Applicant Financial Institutions have requested a promissory note or promissory notes in favor of such Applicant Financial Institution as evidence of the Obligations held by such Applicant Financial Institution, a duly executed copy of such promissory note or promissory notes.

                  (c)    Such corporate resolutions, incumbency certificates and other authorizations from the Company, the Parent, and each Subsidiary Guarantor as the Lenders may reasonably request.

         6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         7.    Representations and Warranties. Each of the Company, the Parent, and each Subsidiary Guarantor hereby represents and warrants to the Lenders and the Lead Administrative Agent as follows:

                  (a)    Each of the Company, the Parent, and each Subsidiary Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company, the Parent, and each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of the Company, the Parent, and each Subsidiary Guarantor enforceable against each such Person in accordance with its terms.

                  (b)    At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company, the Parent, and each Subsidiary Guarantor contained in the Credit Agreement and each of the other Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

[Signature page following]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC., a New York corporation By /s/ Jennifer Sandefur Name: Jennifer Sandefur Title: Managing Director, Investor Relations and Treasurer

ACKNOWLEDGED AND AGREED TO:

COUNTRYWIDE CREDIT INDUSTRIES, INC., a
Delaware corporation

By  /s/ Jennifer Sandefur
Name: Jennifer Sandefur
Title: Managing Director, Investor Relations and Treasurer

COUNTRYWIDE HOME LOAN SERVICING LP,
a Texas limited partnership

By:	COUNTRYWIDE GP, INC., its general partner By /s/ Jennifer Sandefur Name: Jennifer Sandefur Title: Executive Vice President

ROYAL BANK OF CANADA, as Lead Administrative Agent

By: Name: Title:	/s/Gail Watkinb Gail Watkin Manager, Agency

ROYAL BANK OF CANADA, as a Lender

By: Name: Title:	/s/ Scott Umbs Scott Umbs Manager

Lloyds TSB Bank plc, as a Lender

By: Name: Title:	/s/Michael J. Gilligan Michael J. Gilligan Director, Financial Institutions, USA

By: Name: Title:	/s/ Matthew S. R. Tuck Matthew S. R. Tuck Vice President, Financial Institutions, USA

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By: Name: Title:	/s/ W. Jay Buckley W. Jay Buckley First Vice President

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By: Name: Title:	/s/ Christian Jagenberg Christian Jagenberg Senior Vice President and Manager

By: Name: Title:	/s/ Steven Larsen Steven Larsen Senior Vice President

BARCLAYS BANK PLC, as a Lender

By: Name: Title:	/s/ Alison McGuigan Alison McGuigan Associate Director

BNP PARIBAS, as a Lender

By: Name: Title:	/s/ C. Bettles C. Bettles Managing Director

By: Name: Title:	/s/ Frederique Merhaut Frederique Merhaut Director

CITICORP USA, INC., as a Lender

By: Name: Title:	/s/ Yoko Otani Yoko Otani Managing Director

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By: Name: Title:	/s/ J. Curtin Beaudouin J. Curtin Beaudouin Director

By: Name: Title:	/s/ Erika P. Walters Engemann Erika P. Walters Engemann Director

LEHMAN COMMERCIAL PAPER INC., as a Lender

By: Name: Title:	/s/ Michele Swanson Michele Swanson Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: Name: Title:	/s/ Clark McGinn Clark McGinn Senior Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By: Name: Title:	/s/ Wilfred V. Saint Wilfred V. Saint Associate Director, Banking Products Services, US

By: Name: Title:	/s/ Anthony N. Joseph Anthony N. Joseph Associate Director, Banking Products Services, US

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as a Lender

By: Name: Title:	/s/ Lillian Tung Lum Lillian Tung Lum Executive Director

By: Name: Title:	/s/ Robert D. Wieser Robert D. Wieser Director

Annex 1

COMMITMENT SCHEDULE
(as of June 15, 2002)

Aggregate Credit Limit: Aggregate Swing Line Commitment:	$1,550,000,000 $200,000,000

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                 Institution                 Maximum Commitment        Primary     Swing Line Commitment     Swing Line
                                                                      Percentage                          Percentage Share
                                                                        Share
-----------------------------------------------------------------------------------------------------------------------------
The Royal Bank of Canada                        $150,000,000            9.67%           $50,000,000            25.00%
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Lloyds TSB Bank plc                             $250,000,000            16.13%          $50,000,000            25.00%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Commerzbank AG, New York Branch                 $100,000,000            6.45%           $50,000,000            25.00%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Credit Lyonnais New York Branch                  $50,000,000            3.23%           $50,000,000            25.00%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
BNP Paribas                                     $150,000,000            9.67%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc                               $100,000,000            6.45%
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-----------------------------------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale, New       $100,000,000            6.45%
York Branch
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
UBS AG, Stamford Branch                          $50,000,000            3.23%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
The Royal Bank of Scotland plc                  $100,000,000            6.45%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG, New York and Grand Cayman     $150,000,000            9.67%
Branches
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Citicorp USA, Inc.                              $150,000,000            9.67%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Lehman Commercial Paper Inc.                    $200,000,000            12.90%
-----------------------------------------------------------------------------------------------------------------------------
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-----------------------------------------------------------------------------------------------------------------------------
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Total:                                         $1,550,000,000          100.00%         $200,000,000            100.00%
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Replacement Annex II

ANNEX II: SCHEDULE OF ADDRESSES

ROYAL BANK OF CANADA
One Financial Square
New York, NY 10005-3531
Attn: Mr. Glen Carter
Tel: (212) 428-2325
Fax: (212) 428-6200

LLOYDS TSB BANK PLC
1251 Avenue of the Americas
New York, NY 10020
Attn: Pat Kilian (re administration)
Tel: (212) 930-8914
Fax: (212) 930-5098
Attn: Ms. Candi Obrentz (re documentation)
Tel: (212) 930-8906
Fax: (212) 930-5098

CREDIT LYONNAIS
Credit Lyonnais Building
1301 Avenue of the Americas
New York, NY 10019-6022
Attn: Mr. W. Jay Buckley
Tel: (212) 261-7340
Fax: (212) 261-3438

COMMERZBANK AG
633 West 5th Street, Suite 6600
Los Angeles, CA 90071
Attn: Mr. Steve Larsen
Tel: (213) 683-5412
Fax: (213) 623-0039

BARCLAYS BANK PLC
222 Broadway, 8th Floor
New York, NY 10038
Attn: Ms. Alison McGuigan
Tel: (212) 412-7672
Fax: (212) 412-5610

BNP PARIBAS
725 South Figueroa Street, Suite 2090
Los Angeles, CA 90017
Attn: Mr. Clive Bettles
Tel: (213) 688-6423
Fax: (213) 488-9602

CITICORP USA, INC.
388 Greenwich Street, 22nd Floor
New York, NY 10013
Attn: Ms. Rosanna Valenzuela
Tel: (212) 816-3927
Fax: (212) 816-4143

CREDIT SUISSE FIRST BOSTON
11 Madison Avenue, 10th Floor
New York, New York 10010
Attn: Mr. Jay Chall
Tel: (212) 325-9010
Fax: (212) 325-8320

DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES
75 Wall Street
New York, NY 10005
Attn: Mr. Curt Beaudouin
Tel: (212) 429-________
Fax: (212) 429-________

LEHMAN COMMERCIAL PAPER INC.
c/o Simpson Thatcher & Bartlett
425 Lexington Avenue, Room 2533
New York, NY 10017
Attn: Ms. Michelle Swanson
Tel: (212) 455-7564
Fax: (212) 455-7241

THE ROYAL BANK OF SCOTLAND PLC
101 Park Avenue
New York, New York 10178
Attn: Mr. Clark McGinn
Tel: (212) 401-3767
Fax: (212) 401-3456

UBS AG, STAMFORD BRANCH
677 Washington Boulevard
Stamford, CT 06901
Attn: Mr. Wilfred Saint
Tel: (203) 719-4330
Fax: (203) 719-3092

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH
1211 Avenue of the Americas, 24th Floor
New York, NY 10036
Attn: Ms. Lillian Lum
Tel: (212) 852-6046
Fax: (212) 852-6156

COUNTRYWIDE HOME LOANS, INC.
4500 Park Granada, CH-11A
Calabasas, CA 91302
Attn: Ms. Jennifer Sandefur
Tel: (818) 225-3001
Fax: (818) 225-4001

COUNTRYWIDE CREDIT INDUSTRIES, INC.
4500 Park Granada, CH-11A
Calabasas, CA 91302
Attn: Stanford L. Kurland
Tel: (818) 225-3558
Fax: (818) 225-4059